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IDS Life of New York Flexible Portfolio Annuity

Prospectus
Sept. 5, 1996

The Flexible Portfolio Annuity is an individual deferred fixed/variable annuity contract offered by IDS Life Insurance Company of New York (IDS Life of New York), a subsidiary of IDS Life Insurance Company (IDS Life), a subsidiary of American Express Financial Corporation. Purchase payments may be allocated among different accounts, providing variable and/or fixed returns and payouts. The annuity is available for qualified and nonqualified retirement plans.

IDS Life of New York Flexible Portfolio Annuity Account

Sold by:  IDS Life Insurance Company of New York, 20 Madison Ave.
Extension, Albany, NY 12203, Telephone: 518-869-8613.

THIS PROSPECTUS CONTAINS THE INFORMATION ABOUT THE VARIABLE ACCOUNT THAT YOU SHOULD KNOW BEFORE INVESTING. Refer to "The variable account" in this prospectus.

THE PROSPECTUS IS ACCOMPANIED OR PRECEDED BY THE FOLLOWING
PROSPECTUSES: THE RETIREMENT ANNUITY MUTUAL FUNDS PROSPECTUS (DESCRIBING IDS LIFE AGGRESSIVE GROWTH FUND, IDS LIFE INTERNATIONAL EQUITY FUND, IDS LIFE CAPITAL RESOURCE FUND, IDS LIFE MANAGED FUND, IDS LIFE SPECIAL INCOME FUND, IDS LIFE MONEYSHARE FUND, IDS LIFE GROWTH DIMENSIONS FUND, IDS LIFE GLOBAL YIELD FUND AND IDS LIFE INCOME ADVANTAGE FUND); AIM VARIABLE INSURANCE FUNDS, INC. PROSPECTUS (DESCRIBING AIM V.I. GROWTH AND INCOME FUND); PUTNAM CAPITAL MANAGER TRUST (DESCRIBING PCM NEW OPPORTUNITIES FUND); TCI PORTFOLIOS, INC., (DESCRIBING TCI VALUE); TEMPLETON VARIABLE PRODUCTS SERIES FUND (DESCRIBING TEMPLETON DEVELOPING MARKETS FUND) AND WARBURG PINCUS TRUST (DESCRIBING WARBURG PINCUS TRUST/SMALL COMPANY GROWTH PORTFOLIO). PLEASE KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IDS LIFE OF NEW YORK IS NOT A FINANCIAL INSTITUTION, AND THE SECURITIES IT OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THIS ANNUITY INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI) dated Sept. 5, 1996 (incorporated by reference into this prospectus) has been filed with the Securities and Exchange Commission (SEC), and is available without charge by contacting IDS Life of New York at the telephone
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number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.
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                         Table of contents

Key terms.......................................................
The Flexible Portfolio Annuity in brief.........................
Expense summary.................................................
Financial statements............................................
Performance information.........................................
The variable account............................................
The funds.......................................................
     IDS Life Aggressive Growth Fund............................
     IDS Life International Equity Fund.........................
     IDS Life Capital Resource Fund.............................
     IDS Life Managed Fund......................................
     IDS Life Special Income Fund...............................
     IDS Life Moneyshare Fund...................................
     IDS Life Growth Dimensions Fund............................
     IDS Life Global Yield Fund.................................
     IDS Life Income Advantage Fund.............................
     AIM V.I. Growth and Income Fund............................
     PCM New Opportunities Fund.................................
     TCI Value..................................................
     Templeton Developing Markets Fund..........................
     Warburg Pincus Trust/Small Company Growth Portfolio........
The fixed account...............................................
Buying your annuity.............................................
     The retirement date........................................
     Beneficiary................................................
     How to make purchase payments..............................
Charges.........................................................
     Contract administrative charge.............................
     Mortality and expense risk fee.............................
     Surrender charge...........................................
     Waiver of surrender charges................................
Valuing your investment.........................................
     Number of units............................................
     Accumulation unit value....................................
     Net investment factor......................................
     Factors that affect variable subaccount
     accumulation units.........................................
Making the most of your annuity.................................
     Automated dollar-cost averaging............................
     Transferring money between subaccounts.....................
     Transfer policies..........................................
     How to request a transfer or a surrender...................
Surrendering your contract......................................
     Surrender policies.........................................
     Receiving payment when you request a surrender.............
TSA-special surrender provisions................................
Changing ownership..............................................
Benefits in case of death.......................................
The annuity payout period.......................................
     Annuity payout plans.......................................
     Death after annuity payouts begin..........................
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Taxes...........................................................
Voting rights...................................................
Substitution of investments.....................................
Distribution of the contracts...................................
About IDS Life of New York......................................
Regular and special reports.....................................
      Services..................................................
      Table of contents of the Statement of
       Additional Information...................................
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Key terms

These terms can help you understand details about your annuity.

Annuity - A contract purchased from an insurance company that offers tax-deferred growth of the investment until earnings are withdrawn, and that can be tailored to meet the specific needs of the individual during retirement.

Accumulation unit - A measure of the value of each variable subaccount before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts - An amount paid at regular intervals under one of several plans available to the owner and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit - A measure of the value of each variable subaccount used to calculate the annuity payouts you receive.

Beneficiary - The person designated to receive annuity benefits in case of the owner's or annuitant's death.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Code - Internal Revenue Code of 1986, as amended.

Contract value - The total value of your annuity before any applicable surrender charge and any contract administrative charge have been deducted.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments. Amounts allocated to this account earn interest at rates that are declared periodically by IDS Life of New York.

IDS Life of New York - In this prospectus, "we," "us," "our" and
"IDS Life of New York" refer to IDS Life Insurance Company of New
York.

Mutual funds (funds) - Mutual funds or portfolios, each with a different investment objective. (See "The funds.") You may allocate your purchase payments into variable subaccounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the annuity (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the annuity's benefits.
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Purchase payments - Payments made to IDS Life of New York for an annuity.

Qualified annuity - An annuity purchased for a retirement plan that is subject to applicable federal law and any rules of the plan itself. These plans include:

o  Individual Retirement Annuities (IRAs)
o  Simplified Employee Pension Plans (SEPs)
o  Section 401(k) plans
o  Custodial and trusteed pension and profit-sharing plans
o  Tax-Sheltered Annuities (TSAs)

All other annuities are considered nonqualified annuities.

Retirement date - The date when annuity payouts are scheduled to begin. This date is first established when you start your contract. You can change it in the future.

Surrender charge - A deferred sales charge that may be applied if you surrender your annuity before the retirement date.

Surrender value - The amount you are entitled to receive if you surrender your annuity. It is the contract value minus any applicable surrender charge and contract administrative charge.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable subaccount is calculated at the close of business on each valuation date.

Variable account - An account consisting of separate subaccounts to which you may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable account.") The value of your investment in each variable subaccount changes with the performance of the particular fund.

The Flexible Portfolio Annuity in brief

Purpose: The Flexible Portfolio Annuity is designed to allow you to build up funds for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the annuity. Beginning at a specified future date (the retirement date), the annuity provides lifetime or other forms of payouts to you or to anyone you designate.

Ten-day free look: You may return your annuity to your financial advisor or our Albany office within 10 days after it is delivered to you and receive a full refund of purchase payments. No charges will be deducted.

Accounts: You may allocate your purchase payments among any or all of:
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o  variable subaccounts, each of which invests in a mutual fund with a particular investment objective. The value of each variable subaccount varies with the performance of the particular fund. We cannot guarantee that the value at the retirement date will equal or exceed the total of purchase payments allocated to the variable subaccounts. (p.)

o one fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. (p.)

Buying your annuity: Your financial advisor will help you complete and submit an application. Applications are subject to acceptance at our Albany office. You may buy a nonqualified annuity or a qualified annuity including an IRA. Payment may be made either in a lump sum or installments:

o Minimum initial purchase payment - $2,000 ($1,000 for qualified annuities) unless you pay in installments by means of a bank authorization or under a group billing arrangement such as a payroll deduction.
o  Minimum additional purchase payment - $50.
o Minimum installment payment - $50 monthly; $23.08 biweekly (scheduled payment plan billing).
o Maximum first-year payment(s) - $50,000 to $1,000,000 depending on your age.
o Maximum payment for each subsequent year - $50,000 to $100,000 depending upon your age. (p.)

Transfers: Subject to certain restrictions you may redistribute your money among accounts without charge at any time until annuity payouts begin, and once per contract year among the variable subaccounts thereafter. You may establish automated transfers among the fixed account and variable subaccount(s). (p.)

Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties and may have other tax consequences; also, certain restrictions apply. (p.)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, however, such changes of nonqualified annuities may have federal income tax consequences.
Certain restrictions apply concerning change of ownership of a qualified annuity. (p.)

Benefits in case of death: If you or the annuitant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p.)

Annuity payouts: The contract value of your investment can be applied to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as they are needed. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. Payouts may be made on a fixed or variable
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basis, or both.  Total monthly payouts may include amounts from each variable subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise. (p.)

Taxes: Generally, your annuity grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the income if you are the owner. (p.)

Charges: Your Flexible Portfolio Annuity is subject to a $30 annual contract administrative charge, a 1.25% mortality and expense risk charge and a surrender charge.

Expense summary

The purpose of this summary is to help you understand the various costs and expenses associated with your annuity.

You pay no sales charge when you purchase the annuity. All costs that you bear directly or indirectly for the variable subaccounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Contract charges."

Direct charges. These are deducted directly from the contract value. They include:

Surrender charge: You may pay surrender charges on any surrender within the first eight contract years. The surrender charge starts at 7% of any purchase payments surrendered during the first three contract years, then declines by 1% per year from 6% in the fourth year to 2% in the eighth year. No charge applies after 8 contract years. Contract earnings may be surrendered without charge at any time.

Annual contract administrative charge: $30, waived when contract value, or total purchase payments (less any payments surrendered) equals or exceeds $25,000 on your contract anniversary.

Indirect charges. The variable account pays these expenses out of its assets. They are reflected in the variable subaccount's daily accumulation unit value and are not charged directly to your account. They include:

Mortality and expense risk fee: 1.25% per year, deducted from the variable account as a percentage of the average daily net assets of the underlying fund.

Operating expenses of underlying mutual funds: management fees and other expenses deducted as a percentage of average net assets as follows: *
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
               IDS Life  IDS Life
               Aggres-   Inter-    IDS Life            IDS Life              IDS Life    IDS Life  IDS Life   AIM V.I.     PCM New
               sive      national  Capital   IDS Life  Special   IDS Life    Growth      Global    Income     Growth and   Oppor-
               Growth    Equity    Resource  Managed   Income    Moneyshare  Dimensions  Yield     Advantage  Income       tunities
Management
fees           .64%      .86%       .63%      .62%      .63%       .54%        .63%       .84%      .62%        .65%        .70%

Other
expenses       .04       .09        .04       .03       .04        .05         .05        .06       .05         .52         .14

Total          .68%**    .95%**     .67%**    .65%**    .67%**     .59%**      .68%#      .90%#     .67%#      1.17%**      .84%**

                                          Warburg Pincus
                         Templeton        Trust/Small
               TCI       Developing       Company
               Value     Markets          Growth Portfolio
                        (After Fee       (After Expense
                         Limitation)      Reimbursements)

Management
fees           1.00%      1.11%              .67%

Other
expenses        .00        .59               .58

Total          1.00%      1.70%++           1.25%+**

*  Premium taxes imposed by some state and local governments are not reflected in this table.
** Annualized operating expenses of underlying mutual funds at Dec. 31, 1995.
+ Figures in "Management Fees," "Other expenses" and "Total" reflect waivers and reimbursements of expenses by the investment advisor of the Portfolio.  If there had been no reimbursement of expenses in 1995, actual expenses of the Portfolio, expressed as a percent of average daily net assets, would have been as follows:  "Management Fees," .90%, "Other expenses," .60% and "Total,"
1.50%.
++This is a new fund;  operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.  Expenses shown are net of management fees waived.  The Fund's Investment Manager has agreed in advance to reduce its fee so as to limit the total expenses of the Fund to an annual rate of 1.70% of the Fund's average daily net assets until May 1, 1997.  If management fees are not limited, estimated expenses of the Portfolio, expressed as a percent of average daily net assets, would be as follows:  "Management Fees," 1.25%, "Other expenses," 0.59% and "Total," 1.84%.
# This is a new fund, operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.

               IDS Life   IDS Life
               Aggres-    Inter-    IDS Life            IDS Life              IDS Life    IDS Life  IDS Life   AIM V.I.    PCM New
               sive       national  Capital   IDS Life  Special   IDS Life    Growth      Global    Income     Growth and  Oppor-
               Growth     Equity    Resource  Managed   Income    Moneyshare  Dimensions  Yield     Advantage  Income      tunities

Example:*  You would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender at the end of each time period:

1 year         $ 93.42   $ 96.00   $ 93.33   $ 93.14   $ 93.33    $ 92.57     $ 93.42    $ 95.52    $ 93.33    $ 98.09    $ 93.90

3 years         142.30    150.02    142.01    141.44    142.01     139.71      142.30     148.59     142.01     156.28     143.73

5 years         170.98    184.15    170.49    169.50    170.49     166.55      170.98     181.72     170.49     194.78     173.43

10 years        243.98    272.02    242.93    240.82    242.93     234.47      243.98     266.88     242.93     294.32     249.23

                                           Warburg Pincus
                          Templeton        Trust/Small
               TCI        Developing       Company
               Value      Markets          Growth Portfolio

1 year         $ 96.47    $103.15            $ 98.86

3 years         151.45     171.25             158.55

5 years         186.57     219.97             198.61

10 years        277.13     346.07             302.30

You would pay the following expenses on the same investment assuming no surrender or the selection of an annuity payout plan at the end of each time period:
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PAGE 10
               IDS Life   IDS Life
               Aggres-    Inter-    IDS Life            IDS Life             IDS Life    IDS Life  IDS Life   AIM V.I.    PCM New
               sive       national  Capital   IDS Life  Special  IDS Life    Growth      Global    Income     Growth and  Oppor-
               Growth     Equity    Resource  Managed   Income   Moneyshare  Dimensions  Yield     Advantage  Income      tunities

1 year         $  21.42  $ 24.19    $ 21.32   $ 21.12   $ 21.32   $ 20.50     $ 21.42    $ 23.68   $ 21.32    $ 26.45     $ 21.94

3 years           66.12    74.46      65.81     65.19     65.81     63.33       66.12      72.92     65.81      81.22       67.67

5 years          113.41   127.36     112.89    111.85    112.89    108.73      113.41     124.79    112.89     138.60      116.01

10 years         243.98   272.02     242.93    240.82    242.93    234.47      243.98     266.88    242.93     294.32      249.23

                                           Warburg Pincus
                          Templeton        Trust/Small
               TCI        Developing       Company
               Value      Markets          Growth Portfolio

1 year         $ 24.70    $ 31.88            $ 27.27

3 years          76.00      97.38              83.67

5 years         129.92     165.27             142.67

10 years        277.13     346.07             302.30

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual contract administrative charge is approximated as a .160% charge based on the expected average contract size. IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to the funds.

Financial statements

The SAI, dated Sept. 5, 1996, contains:

The audited financial statements of IDS Life Insurance Company of New York including:
    - balance sheets as of Dec. 31, 1995 and Dec. 31, 1994
    - related statements of income, and cash flows for each of the three years in the period ended Dec. 31, 1995 and the unaudited financial statements of IDS Life Insurance Company of New York including:
    - balance sheet as of June 30, 1996 and
    - related statements of income, and cash flows for the six months ended June 30, 1996.

The SAI does not include financial statements of the Variable
Account because this is a new account that does not have any assets.

Performance information

Performance information for the variable subaccounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period. Calculations are performed as follows:
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PAGE 11
Simple yield - Account GM (investing in Moneyshare Fund): Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - Account GM (investing in Moneyshare Fund):
Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - For accounts investing in income funds: Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and 10 years (or up to the life of the account if it is less than 10 years old). This figure reflects deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender).

Aggregate total return: Represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value). The calculation assumes reinvestment of investment earnings and reflects the deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender). Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the subaccount invests, and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the annuity, which has the effect of decreasing advertised performance, subaccount performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the subaccounts.)

If you would like additional information about actual performance, contact your financial advisor.

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The variable account

Purchase payments can be allocated to any or all of the subaccounts of the variable account that invest in shares of the following funds:

                                                     Subaccount

    IDS Life Aggressive Growth Fund                      GA
    IDS Life International Equity Fund                   GI
    IDS Life Capital Resource Fund                       GC
    IDS Life Managed Fund                                GD
    IDS Life Special Income Fund                         GS
    IDS Life Moneyshare Fund                             GM
    IDS Life Growth Dimensions Fund                      GG
    IDS Life Global Yield Fund                           GY
    IDS Life Income Advantage Fund                       GV
    AIM V.I. Growth and Income Fund                      GW
    PCM New Opportunities Fund                           GN
    TCI Value                                            GP
    Templeton Developing Markets Fund                    GK
    Warburg Pincus Trust/Small Company Growth Portfolio  GT

Each variable subaccount meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each subaccount are credited or charged to that subaccount alone. No variable subaccount will be charged with liabilities of any other account or of our general business. All obligations arising under the contracts are general obligations of IDS Life of New York.

The variable account was established under New York law on April 17, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small-and medium-size companies. The fund also may invest in warrants or debt securities or in large, well-established companies when the portfolio manager believes such investments offer the best opportunity for capital appreciation.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock. The fund also may invest in certain international bonds if the portfolio manager believes they have a greater potential for capital appreciation than equities.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries.
PAGE 13
IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money-market instruments. The fund invests in many different companies in a variety of industries.

IDS Life Special Income Fund
Objective: to provide a high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries, and in government bonds.

IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

IDS Life Growth Dimensions Fund
Objective: long-term growth of capital. Invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

IDS Life Global Yield Fund
Objective: high total return through income and growth of capital. Invests primarily in a non-diversified portfolio of debt securities of U.S. and foreign issuers.

IDS Life Income Advantage Fund
Objective: high current income, with capital growth as a secondary objective. Invests primarily in long-term, high-yielding, high-risk debt securities below investment grade issued by U.S. and foreign corporations.

AIM V.I. Growth and Income Fund
Objective: to seek growth of capital, with current income as a secondary objective. The fund seeks to achieve its objective by investing primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

PCM New Opportunities Fund
Objective: long-term capital appreciation. Invests principally in common stocks of companies in sectors of the economy that management believes possess above-average, long-term growth potential.

TCI Value
Objective: long-term capital growth, with income as a secondary objective. Invests primarily in securities that management believes to be undervalued at the time of purchase.
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PAGE 14
Templeton Developing Markets Fund
Objective: long-term capital appreciation. Invests primarily in equity securities of issuers in countries having developing markets.

Warburg Pincus Trust/Small Company Growth Portfolio
Objective: capital growth. Invests primarily in equity securities of small-sized domestic companies.

All funds are available to serve as the underlying investment for variable annuities, and some funds are available to serve as the underlying investment for variable annuities, variable life insurance contracts and qualified plans. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts, variable life insurance separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life of New York and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such contract owners, policy owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable annuity, variable life insurance and qualified plan separate accounts, the variable annuity contract holders would not bear any expenses associated with establishing separate funds.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many variable subaccounts may be offered and how many exchanges among variable subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within variable subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the variable subaccount assets.

We intend to comply with all federal tax laws to ensure that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The investment managers for the funds are as follows:

o IDS Life Funds - IDS Life, IDS Tower 10, Minneapolis, MN 55440; American Express Financial Corporation is the investment advisor.

o  AIM V.I. Growth and Income Fund - A I M Advisors, Inc., 11
   Greenway Plaza, Suite 1919, Houston, TX 77046-1173;

PAGE 15
o PCM New Opportunities Fund - Putnam Investment Management, Inc., One Post Office Square, Boston, MA 02109;

o  TCI Value - Investors Research Corporation, Twentieth Century
   Tower, 4500 Main Street, Kansas City, MO 64111;

o  Templeton Developing Markets Fund - Templeton Asset Management
   Ltd., Hong Kong Branch, Two Exchange Square, Hong Kong;

o  Warburg Pincus Trust/Small Company Growth Portfolio - Warburg,
   Pincus Counsellors, Inc., 466 Lexington Avenue, New York, NY
   10017-3147.

The investment managers cannot guarantee that the funds will meet their investment objectives. Please read the prospectuses for the funds for complete information on investment risks, deductions, expenses and other facts you should know before investing. These prospectuses are available by contacting IDS Life of New York at the address or telephone number on the front of this prospectus, or from your financial advisor.

The fixed account

Purchase payments can also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of IDS Life of New York, the company's main portfolio of investments. Interest is credited daily and compounded annually. We may change the interest rates from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying your annuity

Your financial advisor will help you prepare and submit your application, and send it along with your initial purchase payment to our Albany office. As the owner, you have all rights and may receive all benefits under the contract. The annuity cannot be owned in joint tenancy, except in spousal situations. You cannot buy an annuity or be an annuitant if you are 91 or older.

When you apply, you can select:
o  the account(s) in which you want to invest;
o  how you want to make purchase payments; and
o  a beneficiary.
PAGE 16
The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to your account(s) within two days after we receive it. If your application is accepted, we will send you a contract. If we cannot accept your application within five days, we will decline it and return your payment. We will credit additional purchase payments to your account(s) at the next close of business.

The retirement date

Upon processing your application we will establish the retirement date to the maximum age or date as specified below. You can also select a date within the maximum limits. This date can be aligned with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities, the retirement date must be:

o no earlier than the 60th day after the contract's effective date; and
o no later than the annuitant's 90th birthday or before the 10th contract anniversary, if purchased after age 75.

For qualified annuities, to avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the annuitant reaches age 59 1/2; and
o by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you are taking the minimum IRA or TSA distributions as required by the Code from another tax-qualified investment, or in the form of partial surrenders from this annuity, annuity payouts can start as late as the annuitant's 90th birthday.

Beneficiary

If death benefits become payable before the retirement date, your named beneficiary will receive all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in case of death" for more about beneficiaries.)

Minimum purchase payment

If single payment:

Nonqualified:       $2,000
Qualified:          $1,000

o  Minimum additional purchase payment: $50
PAGE 17
If installment payments:

o  Minimum installment payment(s): $50 monthly; $23.08 biweekly
   (scheduled payment plan billing)

Installments must total at least $600 in the first year.*

*If you make no purchase payments for 36 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.

Maximum first-year payment(s):

This maximum is based on your age or age of the annuitant (whomever is older) on the effective date of the contract.

Up to age 75           $1 million
76 to 85               $500,000
86 to 90               $50,000

o Maximum payment for each subsequent year**: $100,000 Up to age 85
                                              $ 50,000 Ages 86-90

**These limits apply in total to all IDS Life of New York annuities you own. We reserve the right to increase maximum limits. For qualified annuities the qualified plan's limits on annual contributions also apply.

How to make purchase payments

1    By letter

Send your check along with your name and account number to:

Regular mail:

IDS Life Insurance Company of New York
Box 5144
Albany, NY 12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203

2    By scheduled payment plan

Your financial advisor can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or
o  a bank authorization.

PAGE 18
Charges

Contract administrative charge

This fee is for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary. This $30 charge is waived if your contract value, or total purchase payments less any payments surrendered, equals or exceeds $25,000 on your contract anniversary.

If you surrender your contract, the charge will be deducted at the time of surrender regardless of the contract value or purchase payments made. The charge cannot be increased and does not apply after annuity payouts begin.

Mortality and expense risk fee

This fee is to cover the mortality risk and expense risk and is applied daily to the variable subaccounts and reflected in the unit values of the subaccounts. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Annually the fee totals 1.25% of the subaccounts' average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long the entire group of IDS Life of New York annuitants live. If, as a group, IDS Life of New York annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, IDS Life of New York annuitants do not live as long as expected, we could profit from the mortality risk fee. Expense risk arises because the contract administrative charge cannot be increased and may not cover our expenses. Any deficit would have to be made up from our general assets.

We do not plan to profit from the contract administrative charge. However, we do hope to profit from the mortality and expense risk fee. We may use any profits realized from this fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Surrender charge

A surrender charge applies to all purchase payments surrendered in the first eight contract years. The surrender amount you request is determined by drawing from your total contract value in the following order:

PAGE 19
o First we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). There is no surrender charge on contract earnings. Note:
   Contract earnings are determined by looking at the entire contract value, not the earnings of any particular variable subaccount or the fixed account.

o If necessary, we surrender amounts representing purchase payments not previously surrendered. The surrender charge rate on these purchase payments is as follows:

Surrender charge as
percent of purchase
payments surrendered        Contract year
     7                        1-3
     6                         4
     5                         5
     4                         6
     3                         7
     2                         8
     0                         After 8 years

The surrender charge is calculated so that the total amount surrendered, minus any surrender charge, equals the amount you request.

Waiver of surrender charges

There are no surrender charges for:

o  contract earnings;
o minimum required distributions after you reach age 70 1/2; (for qualified plans)
o  contracts settled using an annuity payout plan; and
o  death benefits.

Other information on charges: American Express Financial Corporation makes certain custodial services available to some custodial and trusteed pension and profit sharing plans and 401(k) plans funded by IDS Life of New York annuities. Fees for these services start at $30 per calendar year per participant. A termination fee for owners under age 59 1/2 will be charged (fee waived in case of death or disability).

Possible group reductions: In some cases (for example, an employer making the annuity available to employees), lower sales and administrative expenses may be incurred due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

PAGE 20
Valuing your investment

Here is how your accounts are valued:

Fixed account: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments, plus interest earned, less any amounts surrendered or transferred and any contract administrative charge assessed.

Variable subaccounts: Amounts allocated to the variable subaccounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable subaccounts, a certain number of accumulation units are credited to your contract for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a variable subaccount, or are assessed a contract administrative charge, a certain number of accumulation units are subtracted from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund. The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
o Determined each business day by adding the underlying mutual fund's current net asset value per share, plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease.
You bear this investment risk in a variable subaccount.

Factors that affect variable subaccount accumulation units
Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the variable subaccount(s);
PAGE 21
o  transfers into or out of the variable subaccount(s);
o  partial surrenders;
o  surrender charges; and/or
o  contract administrative charges.

Accumulation unit values may fluctuate due to:

o  changes in underlying mutual fund(s) net asset value;
o  dividends distributed to the variable subaccount(s);
o  capital gains or losses of underlying mutual funds;
o  mutual fund operating expenses; and/or
o  mortality and expense risk fees.

Making the most of your annuity

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower the average cost per unit. For specific features contact your financial advisor.

How dollar-cost averaging works

         Amount      Accumulation    Number of units
Month    invested    unit value      purchased

Jan      $100          $20           5.00
Feb       100           18           5.56
March     100           17           5.88
April     100           15           6.67
May       100           16           6.25
June      100           18           5.56
July      100           17           5.88
Aug       100           19           5.26
Sept      100           21           4.76
Oct       100           20           5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low...

(arrow in table pointing to September) and fewer units when the per unit market price is high.

You have paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

PAGE 22
Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.

Transferring money between subaccounts
You may transfer money from any one subaccount, or the fixed account, to another subaccount before the annuity payouts begin.
If we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

Certain restrictions apply to transfers involving the fixed account. We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt mutual fund management strategy and increase expenses, which are borne by all contract owners participating in the fund regardless of their transfer activity. We may apply modifications or restrictions in any manner reasonably designed to prevent any use of the transfer right we consider to be to the disadvantage of other contract owners.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the variable subaccounts, or from the variable subaccount(s) to the fixed account at any time. However, if you have made a transfer from the fixed account to the variable subaccount(s), you may not make a transfer (including automated transfers) from any variable subaccount back to the fixed account until the next contract anniversary.

o You may transfer contract values from the fixed account to the variable subaccount(s) once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums).

o If we receive your transfer request within 30 days before the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, no transfers may be made to or from the fixed account, but transfers may be made once per contract year among the variable subaccounts. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise.
PAGE 23
How to request a transfer or a surrender

1    By letter

Send your name, account number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or surrender to:

Regular mail:
IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY 12205

Express mail:
IDS Life Insurance Company of New York
20 Madison Avenue Ext.
Albany, NY 12203

Minimum amount
Mail transfers:        $250 or entire account balance
Mail surrenders:       $250 or entire account balance

Maximum amount
Mail transfers:        None (up to contract value)
Mail surrenders:       None (up to contract value)

2    By automated transfers and automated partial surrenders

Your financial advisor can help you set up automated transfers among your accounts or partial surrenders from the accounts. You can start or stop this service by written request or other method acceptable to IDS Life of New York. You must allow 30 days for IDS Life of New York to change any instructions that are currently in place.

o Automated transfers from the fixed account to any one of the variable subaccount(s) may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

Minimum amount
Automated transfers or surrenders:  $50

Maximum amount
Automated transfers or surrenders:  None (except for automated transfers from the fixed
                                    account)

PAGE 24
Surrendering your contract

As owner, you may surrender all or part of your contract at any time before annuity payouts begin by sending a written request or calling IDS Life of New York. For total surrenders we will compute the value of your contract at the close of business after we receive your request. We may ask you to return the contract. You may have to pay surrender charges (see "Surrender charge") and IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

Surrender policies

If you have a balance in more than one account and request a partial surrender, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

Receiving payment when you request a surrender

By regular or express mail:

o  Payable to owner;

o  Mailed to address of record;

o  Special payee and/or addressee.

By wire:

o  Request that payment be wired to your bank;

o  Bank account must be in the same ownership as your contract;

o Pre-authorization required. For instructions, contact your financial advisor.

Payment normally will be sent within seven days after receiving your request. However, we may postpone the payment if:

     -the surrender amount includes a purchase payment check that has not cleared;
     -the NYSE is closed, except for normal holiday and weekend closings;
     -trading on the NYSE is restricted, according to SEC rules; -an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts;
      or
     -the SEC permits us to delay payment for the protection of security holders.

TSA-special surrender provisions

Participants in Tax-Sheltered Annuities: The Code imposes certain restrictions on your right as owner to receive early distributions from a TSA:
PAGE 25
o Distributions attributable to salary reduction contributions made after Dec. 31, 1988, plus the earnings on them, or to transfers or rollovers of such amounts from other contracts, may be made from the TSA only if:
     -you have attained age 59 1/2;
     -you have become disabled as defined in the Code;
     -you have separated from the service of the employer who
      purchased the annuity; or
     -the distribution is made to your beneficiary because of your death.

o If you encounter a financial hardship (within the meaning of the Code), you may receive a distribution of all contract values attributable to salary reduction contributions made after Dec.
   31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it still may be subject to IRS taxes and penalties. (See "Taxes.")

o The above restrictions on the right to receive a distribution do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of contract value within the annuity, or to another registered variable annuity contract or investment vehicle available through the employer.

o If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

o For certain types of contributions under a TSA contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. You should consult your employer to determine whether the nondiscrimination rules apply to you.

Changing ownership

You may change ownership of your nonqualified annuity at any time by filing a change of ownership with us at our Albany office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request believed to be authentic and will use reasonable procedures to confirm that it is. If these procedures are followed, we take no responsibility for the validity of the change.

If you have a nonqualified annuity, you may lose your tax advantages by transferring, assigning or pledging any part of it.
(See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose to any person except IDS Life of New York.

PAGE 26
However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

Benefits in case of death

If you or the annuitant dies (or, for qualified annuities, if the annuitant dies) before annuity payouts begin, we will pay the beneficiary as follows:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greatest of:

o  the contract value;
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or
o  purchase payments, minus any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the greater of:

o  the contract value; or
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the contract value.

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the annuity as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

Under a qualified annuity, if the annuitant dies before reaching age 70 1/2 and before the retirement date, and the spouse is the only beneficiary, the spouse may keep the annuity in force until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payments: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:
o the beneficiary asks us in writing within 60 days after we receive proof of death;
o  payouts begin no later than one year after death; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the contract's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of

PAGE 27
death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the contract value on your retirement date. No surrender charges are deducted under the payout plans listed below.

You also decide whether annuity payouts are to be made on a fixed or variable basis, or a combination of fixed and variable. Amounts of fixed and variable payouts depend on:
o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract;
o  the amounts you allocated to the account(s) at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccount(s) you select. These payouts will vary from month to month because the performance of the underlying mutual funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Transfer policies."

Annuity payout plans

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan.

o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made.
This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, 10 or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, 10 or 15 years that the annuitant elects. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the retirement date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at

PAGE 28
least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund:
Monthly payouts are made to the annuitant and a joint annuitant while both are living. If either annuitant dies, monthly payouts continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of 10 to 30 years chosen by the annuitant. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

Restrictions for some qualified plans: If you purchased a qualified annuity, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin

If you or the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or surrender. (See detailed discussion below.) Any portion of the annuity payouts and any surrenders you request that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made.

PAGE 29
Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts received after your investment in the annuity is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company to the same owner during a calendar year are to be taxed as a single, unified contract when distributions are taken from any one of such contracts.

Annuity payouts under qualified annuities: Under a qualified annuity, the entire payout generally will be includable as ordinary income and subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. For qualified annuities, other penalties may apply if you surrender your annuity before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under an annuity is not tax-exempt. Any amount received by the beneficiary that represents previously deferred earnings within the contract, is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payment(s).

Annuities owned by corporations, partnerships or trusts: Any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will continue to be tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:
o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you surrender your annuity before your plan specifies that payouts can be made.
PAGE 30
Withholding, generally: If you receive all or part of the contract value from an annuity, withholding may be imposed against the taxable income portion of the payout. Any withholding that is done represents a prepayment of your tax due for the year. You take credit for such amounts on the annual tax return that you file.

If the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full surrender), withholding is computed using 10% of the taxable portion. Similar to above, as long as you've provided us with a valid Social Security Number or Taxpayer Identification
Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, any payment from which federal withholding is deducted may also have state withholding deducted. The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

Withholding from qualified annuities: If you receive directly all or part of the contract value from a qualified annuity (except an IRA), mandatory 20% income tax withholding generally will be imposed at the time the payout is made. This mandatory withholding is in place of the elective withholding discussed above. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;
o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more; or
o  the payment is a minimum distribution required under the Code.

Payments made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Transfer of ownership of a nonqualified annuity: If you make such a transfer without receiving adequate consideration, the transfer is considered a gift, and also may be considered a surrender for federal income tax purposes. If the gift is a currently taxable event, the amount of deferred earnings at the time of the transfer will be taxed to the original owner, who also may be subject to a

PAGE 31
10% IRS penalty as discussed earlier. In this case, the new owner's investment in the annuity will be the value of the annuity at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change.
For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendments.

Voting rights

As a contract owner with investments in the variable subaccount(s) you may vote on important mutual fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

o the reserve held in each subaccount for the contract, divided by

o the net asset value of one share of the applicable underlying mutual fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

PAGE 32
We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

Substitution of investments

If shares of any fund should not be available for purchase by the appropriate variable subaccount or if, in the judgment of IDS Life of New York's Management, further investment in such shares is no longer appropriate in view of the purposes of the subaccount, investment in the subaccount may be discontinued or another registered open-end management investment company may be substituted for fund shares held in the subaccounts if IDS Life of New York believes it would be in the best interest of persons having voting rights under the contract. The variable account may be operated as a management company under the 1940 Act or it may be deregistered under this Act if the registration is no longer required. In the event of any such substitution or change, IDS Life of New York, without the consent or approval of the owners, may amend the contract and take whatever action is necessary and appropriate. However, no such substitution or change will be made without the necessary approval of the SEC and state insurance departments. IDS Life of New York will notify owners of any substitution or change.

Distribution of the contracts

American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the contract. IDS Life of New York pays total commissions of up to 7.0% of the total purchase payments received on the contracts. A portion of this total commission is paid to district managers and field vice presidents of the selling representative.

About IDS Life of New York

The Flexible Portfolio Annuity is issued by IDS Life of New York. IDS Life is a wholly owned subsidiary of IDS Life, which is a wholly owned subsidiary of American Express Financial Corporation. American Express Financial Corporation is a wholly owned subsidiary of the American Express Company, a financial services company headquartered in New York City.

IDS Life of New York is a stock life insurance company organized in 1972 under the laws of the State of New York and located at 20
Madison Ave. Ext., Albany, NY. IDS Life of New York is licensed in New York and North Dakota and conducts a conventional life insurance business in the State of New York.

American Express Financial Advisors Inc. is the principal underwriter for the Accounts. Its corporate office is IDS Tower
10, Minneapolis, MN  55440-0010.  American Express Financial
Advisors Inc. is a wholly owned subsidiary of American Express
Financial Corporation.

PAGE 33
American Express Financial Advisors Inc. offers mutual funds, investment certificates and a broad range of financial management services. IDS Life of New York offers insurance and annuities.

American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors.

Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Regular and special reports

Services
To help you track and evaluate the performance of your annuity, we provide:

Quarterly statements showing the value of your investment.

Annual reports containing required information on the annuity and its underlying investments.

A personalized annuity progress report detailing the cumulative return since the contract was purchased and the average annual rate of return on your investments. This report, which is unique in the industry, is available upon request from your financial advisor.

PAGE 34
Table of contents of the Statement of Additional Information

IDS Life of New York Preferred Retirement
Account.......................................
Performance information.......................
Calculating annuity payouts...................
Rating agencies...............................
Principal underwriter.........................
Independent auditors..........................
Mortality and expense risk fee................
Prospectus....................................
Financial statements -
      IDS Life Insurance Company of New York

___________________________________________________________________
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ IDS Life of New York Flexible Portfolio Annuity

_____ IDS Life Retirement Annuity Mutual Funds

_____ AIM Variable Insurance Funds, Inc.

_____ Putnam Capital Manager Trust

_____ TCI Portfolios, Inc.

_____ Templeton Variable Products Series Fund

_____ Warburg Pincus Trust/Small Company Growth Portfolio

Please return this request to:

IDS Life of New York Annuity Service
IDS Life Insurance Company of New York
Box 5144
Albany, NY 12205

Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

                STATEMENT OF ADDITIONAL INFORMATION

                                for

          IDS LIFE OF NEW YORK FLEXIBLE PORTFOLIO ANNUITY

      IDS Life of New York Flexible Portfolio Annuity Account

                           Sept. 5, 1996


IDS Life of New York Flexible Portfolio Annuity Account is a separate account established and maintained by IDS Life Insurance
Company of New York (IDS Life of New York).

This Statement of Additional Information, dated Sept. 5, 1996, is not a prospectus. It should be read together with the Account's prospectus, dated Sept. 5, 1996, which may be obtained from your financial advisor, or by writing or calling IDS Life of New York at the address or telephone number below.



IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203
518-869-8613

PAGE 36
                         TABLE OF CONTENTS

IDS Life of New York Preferred Retirement Account.............p.

Performance Information.......................................p.

Calculating Annuity Payouts...................................p.

Rating Agencies...............................................p.

Principal Underwriter.........................................p.

Independent Auditors..........................................p.

Mortality and Expense Risk Fee................................p.

Prospectus....................................................p.

Financial Statements
          IDS Life Insurance Company of New York..............p.

PAGE 37
IDS LIFE OF NEW YORK PREFERRED RETIREMENT ACCOUNT

The Flexible Portfolio Annuity may be used to fund the IDS Life of New York Preferred Retirement Account (PRA) as a way to build tax-deferred retirement income. The PRA can be used to supplement, or as an alternative to, a non-deductible IRA or other retirement plan.

The advantages of the IDS Life of New York Preferred Retirement
Account over a non-deductible IRA are shown below:

               IDS Life of New York          Non-deductible IRA
               Preferred Retirement
               Account
_____________________________________________________________
Maximum        $50,000 to $1 million      $2,000 per year
amount you     initially, then $50,000    (only $250 for
can            to $100,000 per year       non-working spouse)
contribute     depending on your
               age. (spouse can have
               own plan)
______________________________________________________________
Highest age    The later of age 90        70 1/2 years old
you can        or the 10th contract
contribute     anniversary

______________________________________________________________
Types of       Any type: wages,           Generally limited
income you     investment income,         to income from
can            gifts, inheritance,        employment
contribute     etc.
______________________________________________________________
Records        None required, but         You must keep all
you must       IDS Life of New York       records yourself
keep           furnishes you regular
               reports for your files
______________________________________________________________
Reports you    None                       You must report all
must file                                 contributions and
with the                                  withdrawals each
IRS                                       year
______________________________________________________________
Age at which   The later of age 90        70 1/2 years old
you must       or the 10th contract
begin          anniversary
withdrawals
______________________________________________________________

PERFORMANCE INFORMATION

The following performance figures are calculated on the basis of historical performance of the funds. The performance figures relating to these funds assume that the contract was in existence prior to Sept. 5, which it was not. Performance figures are calculated on the basis of historical performance of the funds. Before the subaccounts began investing in these funds, the figures

PAGE 38
show what the subaccount performance would have been if these subaccounts had existed during the illustrated periods. Once these subaccounts began investing in these funds, actual values are used for the calculations.

Calculation of yield for Subaccount GM (Investing in IDS Life
Moneyshare Fund)

Subaccount GM, which invests in IDS Life Moneyshare Fund, Inc., calculates an annualized simple yield and a compound yield based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical subaccount having the balance of one accumulation unit at the beginning of the seven-day period. (The net change does not include capital change, but does include a pro rata share of the annual contract charges, including the annual contract administrative charge and the mortality and expense risk fee.) The net change in the subaccount value is divided by the value of the subaccount at the beginning of the period to obtain the return for the period. That return is then multiplied by 365/7 to obtain an annualized figure. The value of the hypothetical subaccount includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The variable subaccount's yield does not include any realized or unrealized gains or losses, nor does it include the effect of any applicable surrender charge.

The subaccount calculates its compound yield according to the following formula:

                                                  365/7
Compound Yield = [(return for seven-day period +1)     ]  - 1

Based on the historical performance of the Fund on Dec. 31, 1995, the subaccount's annualized simple yield would have been 4.04% and its compound yield would have been 4.13% had the subaccount been in existence.

The rate of return, or yield, on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in subaccount GM with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable subaccount's yield fluctuates. In comparing the yield of subaccount GM to a money market fund, you should consider the different services that the annuity provides.

Calculation of yield for Subaccounts (Investing in income funds)

Quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net

PAGE 39
investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2[(a-b + 1)6 - 1]
                                    cd

where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the subaccount is earned from the increase in the net asset value of shares of the fund in which the subaccount invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Based on the historical performance of the Fund, on Dec. 31, 1995, the subaccount's annualized yield would have been 8.45% had this subaccount been in existence.

Calculation of average annual total return

Quotations of average annual total return for a subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and 10 years (or, if less, up to the life of the account), calculated according to the following formula:

                         P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The following performance figures are calculated on the basis of historical performance of the funds. These figures show what the performance of the subaccounts of the variable account would have been if these subaccounts had existed during the illustrated periods.

PAGE 40
Average Annual Total Return For Period Ended:  Dec. 31, 1995

Average Annual Total Return with Surrender

                                                                                     Since
Subaccount investing in:                    1 Year       5 Year       10 Year      Inception
IDS Life
  Aggressive Growth Fund (1/92)             22.91%          --%           --%        8.85%
  Capital Resource Fund (10/81)             19.07        13.21         12.26           --
  International Equity Fund (1/92)           3.01           --            --         7.11
  Managed Fund (4/86)                       15.46        10.99            --         9.99
  Moneyshare Fund (10/81)                   -2.97         1.86          4.41           --
  Special Income Fund (10/81)               13.62         9.69          8.78           --
AIM
  AIM V.I. Growth and Income Fund (5/94)    25.45           --            --        10.79
PCM
  New Opportunities Fund (5/94)             36.45           --            --        22.67
Warburg Pincus Trust
  Small Company Growth Portfolio (6/95)        --           --            --        47.15

Average Annual Total Return without Surrender

                                                                                     Since
Subaccount investing in:                    1 Year       5 Year       10 Year      Inception

IDS Life
  Aggressive Growth Fund (1/92)             29.91%          --%           --%        10.01%
  Capital Resource Fund (10/81)             26.07        13.81         12.26            --
  International Equity Fund (1/92)          10.01           --            --          8.32
  Managed Fund (4/86)                       22.46        11.64            --          9.99
  Moneyshare Fund (10/81)                    4.03         2.78          4.41            --
  Special Income Fund (10/81)               20.62        10.37          8.78            --
AIM
  AIM V.I. Growth and Income Fund (5/94)    32.45           --            --         17.79
PCM
  New Opportunities Fund (5/94)             43.56           --            --         29.67
Warburg Pincus Trust
  Small Company Growth Portfolio (6/95)        --           --            --         54.15

Aggregate Total Return

Aggregate total return represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value) and is computed by the following formula:

                               ERV - P
                                  P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the account) for which performance is required to be calculated. In addition, performance figures may be shown without the deduction of a surrender charge. Total return figures reflect the deduction of the contract administrative charge and mortality and expense risk fee.

PAGE 41
Performance of the subaccounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

The following calculations are done separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout:  To compute your first monthly payment, we:
o determine the dollar value of your annuity as of the valuation date seven days before the retirement date.
o apply the result to the annuity table contained in the contract or another table at least as favorable. The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: The value of your subaccount is then converted to annuity units. To compute the number credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date on (or next day preceding) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying mutual fund.

Subsequent Payouts:  To compute later payouts, we multiply:
o the annuity unit value on the valuation date on or immediately preceding the seventh calendar day before the payout is due; by
o  the fixed number of annuity units credited to you.

Annuity Table: The table shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% Table: If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment,

PAGE 42
but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they are declining.

Annuity Unit Values: This value was originally set at $1 for each variable subaccount. To calculate later values we multiply the last annuity value by the product of:
o  the net investment factor; and
o the neutralizing factor. The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the net investment factor may be greater or less than one, and the accumulation unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The Fixed Account

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:
o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan you select; and
o the annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to IDS Life of New York by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable subaccounts of the annuity. This information relates only to the fixed account and reflects IDS Life of New York's ability to make annuity payouts and to pay death benefits and other distributions from the annuity.

PAGE 43
Rating agency            Rating

A.M. Best                  A+
                       (Superior)

Duff & Phelps             AAA

Moody's                   Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the variable account is American
Express Financial Advisors Inc., which offers the variable annuities on a continuous basis.

INDEPENDENT AUDITORS

The financial statements of IDS Life Insurance Company of New York as of Dec. 31, 1995 and 1994, and for each of the three years in the period ended Dec. 31, 1995, appearing in this prospectus and Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein.

MORTALITY AND EXPENSE RISK FEE

IDS Life of New York has represented to the SEC that:

IDS Life of New York has reviewed publicly available information regarding products of other companies. Based upon this review, IDS Life of New York has concluded that the mortality and expense risk fee is within the range of charges determined by industry practice. IDS Life of New York will maintain at its administrative office, and make available on request of the SEC or its staff, a memorandum setting forth in detail the variable products analyzed and the methodology, and results of, its comparative review.

IDS Life of New York has concluded that there is a reasonable likelihood that the proposed distribution financing arrangements made with respect to the contracts will benefit the variable account and investors in the contracts. The basis for such conclusion is set forth in a memorandum which will be made available to the SEC or its staff on request.

PROSPECTUS

The prospectus dated Sept. 5, 1996, is hereby incorporated in this Statement of Additional Information by reference.

PAGE 44
Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1995 and 1994, and the related statements of income and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 2, 1996
Minneapolis, Minnesota

PAGE 45
IDS Life of New York Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included in the prospectus for the purpose of informing investors as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS Life Insurance Company of New York
Balance Sheets                               Dec. 31, 1995     Dec. 31, 1994

Assets                                                   (thousands)
Investments:
Fixed maturities:
Held to maturity, at amortized cost
(Fair value: 1995, $683,147; 1994, $653,080)    $  642,580        $  686,483
Available for sale, at fair value
(Amortized cost: 1995, $577,068;
1994, $474,599)                                    601,298           455,103
                                                 1,243,878         1,141,586
Mortgage loans on real estate
(Fair value:  1995, $168,194; 1994, $157,085)      158,730           164,916
Policy loans                                        18,035            14,899
Other investments                                    1,915             1,524
Total investments                                1,422,558         1,322,925
Cash and cash equivalents                               --             5,262
Accrued investment income                           22,572            21,517
Deferred policy acquisition costs                  109,800           100,078
Other assets                                         2,108             1,584
Separate account assets                            724,212           506,208
Total assets                                    $2,281,250        $1,957,574
Liabilities and Stockholder's Equity
Liabilities:
Fixed annuities - future policy benefits        $1,109,167        $1,087,367
Universal life-type insurance - future
policy benefits                                    136,475           127,871
Traditional life, disability income and
long-term care insurance - future policy
benefits                                            42,477            40,546
Policy claims and other policyholders' funds         3,644             3,217
Deferred income taxes                               15,663             2,044
Amounts due to brokers                              10,000                --
Other liabilities                                   21,029            18,600
Separate account liabilities                       724,212           506,208
Total liabilities                                2,062,667         1,785,853
Stockholder's equity:
Capital stock, $10 par value per share; 200,000
shares authorized, issued and outstanding            2,000             2,000
Additional paid-in capital                          49,000            49,000
Net unrealized gain (loss) on investments           15,341           (12,369)
Retained earnings                                  152,242           133,090
Total stockholder's equity                         218,583           171,721
Total liabilities and stockholder's equity      $2,281,250        $1,957,574
Commitments and contingencies (Note 7)
See accompanying notes.

PAGE 46

____________________________________________________________________________
Statements of Income                               Years ended Dec. 31,
                                                1995       1994       1993
                                                        (thousands)
____________________________________________________________________________
Revenues:
Traditional life, disability income and
long-term care insurance premiums            $  9,280    $  7,846  $  7,110
Policyholder and contractholder charges        13,216      11,607     9,634
Mortality and expense risk fees                 6,213       4,562     2,904
Net investment income                         110,924     108,143   110,147
Net realized gain on investments                1,548         957     1,334
Total revenues                                141,181     133,115   131,129
Benefits and expenses:
Death and other benefits - traditional
life, disability income and long-term
care insurance                                  3,354       6,016     5,715
Death and other benefits - universal
life-type insurance and investment contracts    4,548       3,773     2,465
Increase (decrease) in liabilities for future
policy benefits for traditional life,
disability income and long-term care insurance  1,958         506    (1,343)
Interest credited on universal life-type
insurance and investment contracts             68,630      65,018    68,987
Amortization of deferred policy
acquisition costs                              13,085      12,994    10,434
Other insurance and operating expenses          7,474       8,359     7,652
Total benefits and expenses                    99,049      96,666    93,910
Income before income taxes                     42,132      36,449    37,219
Income taxes                                   14,745      12,794    13,335
Net income                                   $ 27,387    $ 23,655  $ 23,884

See accompanying notes.

PAGE 47
__________________________________________________________________________
Statements of Cash Flows                           Years ended Dec. 31,
                                                1995       1994       1993
                                                        (thousands)
Cash flows from operating activities:
Net income                                   $ 27,387    $ 23,655  $ 23,884
Adjustments to reconcile net income to net
cash provided by operating activities:
Issuance - policy loans, excluding
universal life-type insurance                  (2,093)     (1,365)   (1,044)
Repayment - policy loans, excluding
universal life-type insurance                     881         849       455
Change in accrued investment income            (1,055)       (175)   (1,476)
Change in deferred policy acquisition
costs, net                                    (11,017)    (11,522)  (10,622)
Change in liabilities for future policy
benefits for traditional life, disability
income and long-term care insurance             1,931         501      (939)
Change in policy claims and other
policyholders' funds                              427         870       282
Change in deferred income taxes                (1,301)     (4,321)     (449)
Change in other liabilities                     2,429      (1,711)    4,348
Amortization of premium (accretion
of discount), net                                (480)      2,464    (1,598)
Net realized gain on investments               (1,548)       (957)   (1,334)
Premiums related to universal life-type
insurance                                      21,694      19,522    15,141
Surrenders and death benefits related to
universal life-type insurance                 (13,164)    (13,208)   (9,785)
Interest credited to account balances related
to universal life-type insurance                7,036       6,640     6,892
Policyholder and contractholder
charges, non-cash                              (6,962)     (6,000)   (5,663)
Other, net                                       (508)        689      (780)
Net cash provided by operating activities    $ 23,657    $ 15,931  $ 17,312
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                    $(37,540)   $(36,560) $     --
Maturities, sinking fund payments and calls    34,216      78,757        --
Sales                                          28,905       2,649        --
Fixed maturities available for sale:
Purchases                                    (133,503)   (117,965)       --
Maturities, sinking fund payments and calls    44,234      70,316        --
Sales                                           8,839      14,533        --
Investment securities:
Purchases                                          --          --  (331,900)
Maturities, sinking fund payments and calls        --          --   265,059
Sales                                              --          --    28,519
Other investments, excluding policy loans:
Purchases                                      (1,939)    (47,353)  (65,202)
Sales                                           5,993       2,975     2,568
Change in amounts due to brokers               10,000      (4,952)  (10,448)
Net cash used in investing activities         (40,795)    (37,600) (111,404)
Cash flows from financing activities:
Activity related to investment contracts:
Considerations received                       137,737     168,947   149,269
Surrenders and death benefits                (177,531)   (198,963) (119,158)
Interest credited to account balances          61,594      58,378    62,250
Issuance - policy loans, universal life-type
insurance                                      (4,870)     (3,907)   (3,403)
Repayment - policy loans, universal life-type
insurance                                       2,946       2,476     1,886
Cash dividend to parent                        (8,000)         --        --
Net cash provided by financing activities      11,876      26,931    90,844
Net (decrease) increase in cash and cash
equivalents                                    (5,262)      5,262    (3,248)
Cash and cash equivalents at beginning
of year                                         5,262           -     3,248
Cash and cash equivalents at end of year     $     --    $  5,262  $     --

See accompanying notes.

PAGE 48
IDS Life Insurance Company of New York
Notes to Financial Statements ($ thousands)

1.     Summary of significant accounting policies

Nature of business

IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

The Company's principal annuity product in terms of amount in force is the fixed deferred annuity. The annuity contract guarantees a minimum interest rate during the accumulation period (the time before annuity payments begin), although the Company normally pays a higher rate reflective of current market rates. The fixed annuity provides for a surrender charge during the first seven to ten years after a purchase payment is made. The Company has also adopted a practice whereby the higher current rate is guaranteed for a specified period. The Company also offers a variable annuity product under the name Flexible Annuity. This is a fixed/variable annuity offering the purchasers a choice among mutual funds with portfolios of equities, bonds, managed assets and/or short-term securities, and the Company's general account, as the underlying investment vehicles. With respect to funds applied to the variable portion of the annuity, the purchaser, rather than the Company, assumes the investment risks and receives the rewards inherent in the ownership of the underlying investment. The Flexible Annuity provides for a surrender charge during the first six years after a purchase payment is made.

The Company's principal insurance product is the flexible-premium, adjustable-benefit universal life insurance policy. In this type of insurance policy, each premium payment accumulates interest in a cash value account. The policyholder has access to the cash surrender value in whole or in part after the first year. The size of the cash value of the fund can also be controlled by the policyholder by increasing or decreasing premiums, subject only to maintaining a required minimum to keep the policy in force.
Monthly deductions from the cash value of the policy are made for the cost of insurance, expense charges and any policy riders.

Basis of presentation

The Company is a wholly owned subsidiary of IDS Life Insurance
Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted PAGE 49
1.     Summary of significant accounting policies (continued)

accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity.

Management determines the appropriate classification of fixed maturities at the time of purchase and reevaluates the classification at each balance sheet date.

Mortgage loans on real estate are carried principally at the unpaid principal balances of the related loans. Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Other investments include interest rate caps and equity securities. When evidence indicates a decline in the underlying value or earning power of individual investments which is other than temporary such investments are written down to fair value by a charge to income. Equity securities are carried at market value and the related net unrealized appreciation or depreciation is reported as a credit or charge to stockholder's equity.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Statements of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents.
These securities are carried principally at amortized cost which approximates fair value.

PAGE 50
1.     Summary of significant accounting policies (continued)

Supplementary information to the statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                    1995         1994        1993

Cash paid during the year for:
  Income taxes                    $15,026      $17,386     $14,138
Interest on borrowings                742          147         235

Recognition of profits on fixed annuity contracts and insurance policies

The Company issues single premium deferred annuity contracts that provide for a service fee (surrender charge) at annually decreasing rates upon withdrawal of the annuity accumulation value by the contract owner. No sales fee is deducted from the contract considerations received on these contracts ("no load" annuities). All of the Company's single premium deferred annuity contracts provide for crediting the contract owners' accumulations at specified rates of interest. Such rates are revised by the Company from time to time based on changes in the market investment yield rates for fixed-income securities.

Profits on single premium deferred annuities and installment annuities are recognized by the Company over the lives of the contracts and represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when collected or due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Deferred policy acquisition costs

The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts.
The deferred acquisition costs for single premium deferred annuities and installment annuities are amortized based upon surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized PAGE 51
1.     Summary of significant accounting policies (continued)

on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Liabilities for future policy benefits

Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

Liabilities for future benefits on traditional life insurance have been computed principally by the net level premium method, based on anticipated rates of mortality (approximating the 1965-1970 Select and Ultimate Basic Table for policies issued after 1980 and the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1981 and the 1975-1980 Select and Ultimate Basic Table for term insurance policies issued after 1986), policy persistency derived from IDS Life's experience data (first-year rates ranging from approximately 70 percent to 90 percent and increasing rates thereafter), and estimated future investment yields of 4 percent for policies issued before 1974 and 5.25 percent for policies issued from 1974 to 1980. Cash value plans issued in 1980 and later assume future investment rates that grade from 9.5 percent to 5 percent over 20 years. Term insurance issued from 1981 to 1984 assumes an 8 percent level investment rate, and term insurance issued from 1985 to 1994 assumes investment rates that grade from 10 percent to 6 percent over 20 years, and term insurance issued after 1994 assumes investment rates that grade from 8 percent to
6.5 percent over 7 years.

Liabilities for future disability income policy benefits have been computed principally by the net level premium method, based on the 1964 Commissioners Disability Table with the 1958 Commissioners Standard Ordinary Mortality Table at 3 percent interest for persons disabled in 1980 and prior, 8 percent interest for persons disabled from 1981 to 1991, 7 percent interest for persons disabled in 1992 and 6 percent interest for persons disabled after 1992.

Liabilities for future benefits on long-term care insurance have been computed principally by the net level premium method, using morbidity rates based on the 1985 National Nursing Home Survey and mortality rates based on the 1983a Table. The interest rate basis is 9.5 percent grading to 7 percent over ten years for policies issued from 1989 to 1992, 7.75 percent grading to 7 percent over four years for policies issued after 1992, 8 percent for claims incurred in 1989 to 1991, 7 percent for claims incurred in 1992 and 6 percent for claims incurred after 1992.

PAGE 52
1.     Summary of significant accounting policies (continued)

Reinsurance

The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis.

Federal income taxes

The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse a subsidiary for any tax benefit.

Included in other liabilities at Dec. 31, 1995 and 1994 are $3,971 and $3,161, respectively, payable to IDS Life for federal income taxes.

Separate account business

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives a monthly cost of insurance charge and receives a minimum death benefit guarantee fee from variable life insurance separate accounts and a mortality and expense assurance fee from the variable annuity and variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company guarantees, for the variable life insurance policyholders, the contractual insurance rate and that the death benefit will never be less than the death benefit at the date of issuance.

Accounting changes

The Financial Accounting Standards Board's (FASB) SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," is effective Jan. 1, 1996. The new rule is not expected to have a material impact on the Company's results of operations or financial condition.
PAGE 53
1.     Summary of significant accounting policies (continued)

The Company's adoption of SFAS No. 114 as of Jan. 1, 1995 is discussed in Note 2.

The Company adopted SFAS No. 115, "Accounting for Certain
Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by approximately $12 million, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

Reclassification

Certain 1994 and 1993 amounts have been reclassified to conform to the 1995 presentation.

2.     Investments

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                           1995           1994          1993
Fixed maturities:
  Held to maturity        $73,970       $(84,244)      $    --
  Available for sale       43,726        (38,226)           --
  Investment securities        --             --        25,350

Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                              1995          1994          1993

Fixed maturities            $1,997         $948          $1,316
  Other investments           (449)           9              18
                            $1,548         $957          $1,334

PAGE 54
2.     Investments (continued)

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                   Gross        Gross
                                   Amortized     Unrealized   Unrealized      Fair
      Held to maturity                Cost         Gains        Losses        Value
      U.S. Government agency
        obligations                $  5,003        $   199      $   --     $  5,202
      State and municipal
        obligations                     150             --           2          148
      Corporate bonds and
        obligations                 578,253         41,939       2,027      618,165
      Mortgage-backed securities     59,174            846         388       59,632
                                   $642,580        $42,984      $2,417     $683,147



                                                   Gross        Gross
                                   Amortized     Unrealized   Unrealized     Fair
      Available for sale              Cost         Gains        Losses       Value

      State and municipal
        obligations                $    105        $    10       $   --     $    115
      Corporate bonds and
        obligations                 248,973         17,470          497      265,946
      Mortgage-backed securities    327,990          9,157        1,910      335,237
      Total fixed maturities        577,068         26,637        2,407      601,298
      Equity securities                  10             --           --           10
                                   $577,078        $26,637       $2,407     $601,308

The change in net unrealized gain (loss) on available for sale securities included as a separate component of stockholder's equity was $27,710 in 1995.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities and equity securities at Dec. 31, 1994 are as follows:

                                                   Gross        Gross
                                    Amortized     Unrealized   Unrealized      Fair
       Held to maturity               Cost         Gains        Losses        Value
       U.S. Government agency
          obligations              $    398        $    2        $    18    $    382
       Corporate bonds and
          obligations               622,422         6,564         33,976     595,010
       Mortgage-backed securities    63,663           580          6,555      57,688
                                   $686,483        $7,146        $40,549    $653,080

                                                   Gross        Gross
                                   Amortized     Unrealized   Unrealized      Fair
       Available for sale             Cost         Gains        Losses        Value

       U.S. Government agency
          obligations              $ 10,000        $   --        $   135    $  9,865
       State and municipal
          obligations                   104             1             --         105
       Corporate bonds and
          obligations               142,447         2,632          2,447     142,632
       Mortgage-backed securities   322,048           381         19,928     302,501
        Total fixed maturities      474,599         3,014         22,510     455,103
        Equity securities               332            --            197         135
                                   $474,931        $3,014        $22,707    $455,238
       /TABLE

PAGE 55
2.     Investments (continued)

The change in net unrealized gain (loss) on available for sale securities included as a separate component of stockholder's equity was $(12,393) in 1994.

The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1995 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        Amortized        Fair
       Held to maturity                   Cost           Value

       Due in one year or less           $ 18,748      $ 19,136
       Due from one to five years          99,486       105,747
       Due from five to ten years         367,875       392,671
       Due in more than ten years          97,297       105,961
       Mortgage-backed securities          59,174        59,632
                                         $642,580      $683,147

                                        Amortized        Fair
       Available for sale                  Cost          Value
       Due in one year or less           $ 15,296      $ 15,473
       Due from one to five years          80,249        85,561
       Due from five to ten years         108,127       114,937
       Due in more than ten years          45,406        50,090
       Mortgage-backed securities         327,990       335,237
                                         $577,068      $601,298

During the year ended Dec. 31, 1995, fixed maturities classified as held to maturity were sold with proceeds of $28,905 and gross realized gains and losses on such sales were $1,055 and $121, respectively. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness. As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $15,607 and net unrealized gains of $144 from held to maturity to available for sale in December 1995.

In addition, fixed maturities available for sale were sold during 1995 with proceeds of $8,839 and gross realized gains and losses on such sales were $nil and $74, respectively.

During the year ended Dec. 31, 1994, fixed maturities classified as held to maturity were sold with proceeds of $2,649 and gross realized gains and losses on such sales were $nil and $86, respectively. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

In addition, fixed maturities available for sale were sold during 1994 with proceeds of $14,533 and gross realized gains and losses on such sales were $181 and $308, respectively.

PAGE 56
2.     Investments (continued)

At Dec. 31, 1995, bonds carried at $262 were on deposit with the state of New York as required by law.

Net investment income for the years ended Dec. 31 is summarized as follows:


                                  1995         1994        1993

Interest on fixed maturities    $ 97,092     $ 93,800    $100,940
Interest on mortgage loans        13,888       13,226       8,424
Other investment income            1,291        1,219       1,220
Interest on cash equivalents         186          363          63
                                 112,457      108,608     110,647
Less investment expenses           1,533          465         500
                                $110,924     $108,143    $110,147

At Dec. 31, 1995, investments in fixed maturities comprised 87 percent of the Company's total invested assets. Securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $144 million which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

       Rating                      1995            1994

       Aaa/AAA                  $  391,321      $  393,736
       Aa/AA                        17,572          18,857
       Aa/A                          9,950           9,710
       A/A                         209,483         191,694
       A/BBB                        61,912          57,206
       Baa/BBB                     357,445         340,271
       Baa/BB                       46,029          48,552
       Below investment grade      125,936         101,056
                                $1,219,648      $1,161,082

At Dec. 31, 1995, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

PAGE 57
2.     Investments (continued)

At Dec. 31, 1995, approximately 11.2 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region and by type of real estate are as follows:

                                    Dec. 31, 1995                Dec. 31, 1994
                               On Balance  Commitments      On Balance   Commitments
           Region                 Sheet    to Purchase         Sheet     to Purchase
      West North Central       $ 23,705       $    --        $ 26,660        $--
      East North Central         34,207            --          35,018         --
      South Atlantic             38,802         2,033          39,516         18
      Middle Atlantic            23,502            --          24,061         --
      Pacific                    13,150            --          13,297         --
      Mountain                   14,937         5,084          15,218         --
      New England                 8,982            --           9,674         --
      East South Central          1,613         7,407           1,629         --
      West South Central            277            --             288         --
                                159,175        14,524         165,361         18
      Less allowance for losses     445            --             445         --
                               $158,730       $14,524        $164,916        $18



                                    Dec. 31, 1995               Dec. 31, 1994
                               On Balance  Commitments      On Balance   Commitments
         Property type           Sheet     to Purchase        Sheet      to Purchase
      Apartments               $ 64,136       $ 7,988        $ 65,389        $18
      Department/retail stores   55,308            --          57,608         --
      Office buildings           12,367         6,536          13,107         --
      Industrial buildings       13,255            --          13,583         --
      Medical buildings           5,255            --           6,704         --
      Nursing/retirement          6,565            --           6,644         --
      Other                       2,012            --           2,038         --
      Hotels/motels                 277            --             288         --
                                159,175        14,524         165,361         18
      Less allowance for losses     445            --             445         --
                               $158,730       $14,524        $164,916        $18

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

As of Jan. 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" (SFAS No. 114), as amended by Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures".
The adoption of the new rules did not have a material impact on the Company's results of operations or financial condition.

PAGE 58
2.     Investments (continued)

SFAS No. 114 applies to all loans except for smaller-balance homogeneous loans, that are collectively evaluated for impairment. Impairment is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded as a reserve for investment losses.

Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan until it has been recovered. Once the recorded investment has been recovered, any additional payments are recognized as interest income.

The reserve for investment losses is maintained at a level that management believes is adequate to absorb estimated credit losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for investment losses.

At Dec. 31, 1995, the Company's recorded investment in impaired loans was $2,052 with a reserve of $445. During the year, the average recorded investment in impaired loans was $3,003. There was no change in the reserve for investment losses from the prior year.

The Company recognized $204 of interest income related to impaired loans for the year ended Dec. 31, 1995.

3.    Income taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Income tax expense consists of the following:

                                    1995        1994        1993

      Federal income taxes:
      Current                     $15,146      $16,419    $13,164
      Deferred                     (1,301)      (4,320)      (449)
                                   13,845       12,099     12,715

      State income taxes-current      900          695        620
      Income tax expense          $14,745      $22,794    $13,335

PAGE 59
3.    Income taxes (continued)

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                       1995                 1994                 1993
                               Provision    Rate    Provision    Rate    Provision    Rate
    Federal income taxes based
    on the statutory rate        $14,746     35.0%    $12,757     35.0%   $13,026    35.0%
    Increases (decreases) are
     attributable to:
    Tax-excluded interest
     and dividend income            (464)    (1.1)       (554)    (1.5)      (557)   (1.5)
    Other, net                      (437)    (1.0)       (104)    (0.3)       246     0.7
    Federal income taxes         $13,845     32.9%    $12,099     33.2%   $12,715    34.2%

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At Dec. 31, 1995, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:


                                           1995           1994

      Deferred tax assets:
      Policy reserves                   $ 26,237        $21,567
      Investments                             --          3,331
      Other                                2,791          2,991
      Total deferred tax assets           29,028         27,889

      Deferred tax liabilities:
      Deferred policy acquisition costs   33,001         29,933
      Investments                         11,690             --
      Total deferred tax liabilities      44,691         29,933
      Net deferred tax liabilities      $(15,663)       $(2,044)

The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

PAGE 60
4.    Stockholder's equity

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. Statutory unassigned surplus aggregated $85,964 as of Dec. 31, 1995 and $70,974 as of Dec. 31, 1994 (see
Note 3 with respect to the income tax effect of certain distributions).

Dividends paid to parent were $8,000 in 1995, $nil in 1994 and $nil in 1993.

During 1995, the Company incurred a loss of $235 on the sale of an interest rate cap to IDS Life. This loss has been reflected as a direct charge to stockholder's equity in the accompanying financial statements.

5.    Retirement plan and services

Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $nil in 1995, 1994 and 1993.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1995, 1994 and 1993, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,392, $1,372 and $1,042, respectively. Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1995, 1994 and 1993 were $231, $251 and $201, respectively.

The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial

PAGE 61
5.    Retirement plan and services (continued)

Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis. At Dec. 31, 1995, the total accumulated post retirement benefit obligation, has been recorded as a liability by American Express Financial Corporation.

6.    Incentive plan and operating expenses

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1995, 1994 and 1993 were $1,720, $1,287 and $1,387, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and American Express Financial Corporation for the use of joint facilities, marketing services and other services aggregated $12,122, $9,314 and $7,421 for 1995, 1994 and 1993,
respectively. Certain of the costs assessed to the Company are included in deferred policy acquisition costs.

7.    Commitments and contingencies

At Dec. 31, 1995 and 1994, traditional life insurance and universal life-type insurance in force aggregated $3,502,851 and $3,155,571, respectively, of which $163,462 and $162,956 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as
 .095 percent of the mean retained life insurance in force.

Premiums ceded to IDS Life amounted to $85, $76 and $67 for the years ended Dec. 31, 1995, 1994 and 1993, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil in 1995, 1994 and 1993.

Premiums ceded to reinsurers other than IDS Life amounted to $269, $721 and $741 for the years ended Dec. 31, 1995, 1994 and 1993, respectively. Reinsurance recovered from reinsurers other than IDS Life amounted to $576, $14 and $379 for the years ended Dec. 31, 1995, 1994 and 1993.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $392,106 and $447,317 at Dec. 31, 1995 and 1994, respectively. The accompanying statement of income includes PAGE 62
7.    Commitments and contingencies (continued)

premiums of $nil for the years ended Dec. 31, 1995, 1994 and 1993, and decrease in liabilities for future policy benefits of $2,039, 2,538 and $3,032 related to this agreement for the years ended Dec. 31, 1995, 1994 and 1993, respectively.

8.    Lines of credit

The Company has available lines of credit with two banks aggregating $30,000 at 40 to 80 basis points over each bank's cost of funds. Outstanding borrowings under these agreements were $nil at Dec. 31, 1995 and 1994.

9.     Derivative financial instruments

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company manages risks associated with these instruments as described below. The Company does not hold derivative instruments for trading purposes.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

Credit exposure related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

                                  Notional   Carrying     Fair   Total Credit
      Dec. 31, 1995               Amount      Value      Value     Exposure
      Assets:
      Interest rate caps         $300,000    $1,905      $745        $745

      Dec. 31, 1994
      Assets:
      Interest rate caps         $200,000    $1,389      $828        $828

PAGE 63
9.     Derivative financial instruments (continued)

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire on various dates from 1997 to 2000.

Interest rate caps are used to manage the Company's exposure to rising interest rates. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The cost of interest rate caps is amortized to interest expense over the life of the contracts and payments received as a result of these agreements are recorded as a reduction of interest expense when realized. The amortized cost of interest rate cap contracts is included in other investments.

10.    Fair values of financial instruments

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practical to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                              1995                           1994
                                     Carrying          Fair         Carrying          Fair
       Financial Assets                Value           Value         Value           Value
       Investments:
       Fixed maturities (Note 2):
       Held to maturity              $  642,580   $  683,147       $  686,483   $  653,080
       Available for sale               601,298      601,298          455,103      455,103
       Mortgage loans on real
        estate (Note 2)                 158,730      168,194          164,916      157,085
       Other:
       Equity securities (Note 2)            10           10              135          135
       Derivative financial
        instruments (Note 9)              1,905          745            1,389          828
       Cash and cash equivalents
        (Note 1)                             --           --            5,262        5,262
       Separate accounts assets
        (Note 1)                        724,212      724,212          506,208      506,208

       Financial Liabilities
       Future policy benefits for
        fixed annuities               1,038,431    1,005,004        1,025,881      991,358
       Separate account liabilitie      678,263      645,389          474,958      448,665

At Dec. 31, 1995 and 1994, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $67,843 and $59,803, respectively, and policy loans of $2,893 and $1,683, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1995 and 1994. The fair value of deferred annuities is PAGE 64
10.    Fair values of financial instruments (continued)

estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1995 and 1994.

At Dec. 31, 1995 and 1994, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $45,949 and $31,250, respectively.

11.    Statutory insurance accounting practices

Reconciliations of net income for 1995, 1994 and 1993 and stockholder's equity at Dec. 31, 1995 and 1994, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                           1995          1994         1993
       Net income, per accompanying
        financial statements             $ 27,387      $23,655     $23,884
       Deferred policy acquisition costs   (9,722)     (12,187)    (10,622)
       Adjustments of future policy
        benefit liabilities               (10,655)      13,741      13,597
       Deferred federal income taxes       (1,301)      (4,321)       (462)
       Provision for losses on investments     --       (1,652)        438
       Separate account gains              20,769          142       2,708
       Other, net                          (1,678)         755      (1,182)
       Net income, on basis of
        statutory accounting practices
                                          $24,800      $20,133     $28,361


                                            1995           1994
       Stockholder's equity, per
        accompanying financial
        statements                       $218,583       $171,721
       Deferred policy acquisition costs (109,800)      (100,078)
       Adjustments of future policy
        benefit liabilities                23,172         33,827
       Deferred federal income taxes       15,663          2,044
       Securities valuation reserve       (18,029)       (15,939)
       Adjustments of separate account
        liabilitiess                       34,326         13,557
       Net unrealized loss on
        investments                       (24,231)        19,497
       Premiums due                           925            851
       Deferred revenue liability             794            834
       Allowance for losses                   445            445
       Non-admitted assets                   (578)          (503)
       Interest maintenance reserve        (2,442)        (2,110)
       Other, net                             347            249
       Stockholder's equity, on basis
        of statutory accounting
        practices                        $139,175       $124,395

PAGE 65
IDS Life of New York Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included in the prospectus for the purpose of informing investors as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS Life Insurance Company of New York
Balance Sheet (Unaudited)                         June 30, 1996

Assets                                              (thousands)
Investments:
Fixed maturities:
Held to maturity, at amortized cost
(Fair value: 1996, $619,894)                         $  611,118
Available for sale, at fair value
(Amortized cost: 1996, $570,211)                        572,286
Mortgage loans on real estate
(Fair value: 1996, $169,197)                            169,489
Policy loans                                             18,903
Other investments                                         1,576
Total investments                                     1,373,372
Cash and cash equivalents                                    --
Accrued investment income                                22,120
Deferred policy acquisition costs                       114,975
Other assets                                              2,360
Separate account assets                                 829,743
Total assets                                         $2,342,570
Liabilities and Stockholder's Equity
Liabilities:
Fixed annuities - future policy benefits             $1,081,700
Universal life-type insurance - future
policy benefits                                         140,556
Traditional life, disability income and
long-term care insurance - future policy
benefits                                                 43,771
Policy claims and other policyholders' funds               (401)
Deferred income taxes                                     7,462
Amounts due to brokers                                    6,004
Other liabilities                                        24,464
Separate account liabilities                            829,743
Total liabilities                                     2,133,299
Stockholder's equity:
Capital stock, $10 par value per share; 200,000
shares authorized, issued and outstanding                 2,000
Additional paid-in capital                               49,000
Net unrealized gain (loss) on investments                 1,314
Retained earnings                                       156,957
Total stockholder's equity                              209,271
Total liabilities and stockholder's equity           $2,342,570
Commitments and contingencies
See accompanying notes.

PAGE 66
___________________________________________________________________
Statement of Income (Unaudited)              Six month period ended
                                                  June 30, 1996
                                                   (thousands)
___________________________________________________________________
Revenues:
Traditional life, disability income and
long-term care insurance premiums                    $  5,316
Policyholder and contractholder charges                 7,705
Mortality and expense risk fees                         3,957
Net investment income                                  55,111
Net realized gain (loss) on investments                  (985)
Total revenues                                         71,104
Benefits and expenses:
Death and other benefits - traditional
life, disability income and long-term
care insurance                                          2,106
Death and other benefits - universal
life-type insurance and investment contracts            2,730
Increase (decrease) in liabilities for future
policy benefits for traditional life,
disability income and long-term care insurance          1,041
Interest credited on universal life-type
insurance and investment contracts                     33,156
Amortization of deferred policy
acquisition costs                                       7,504
Other insurance and operating expenses                  4,790
Total benefits and expenses                            51,327
Income before income taxes                             19,777
Income taxes                                            7,061
Net income                                           $ 12,716

See accompanying notes.

PAGE 67
___________________________________________________________________
Statement of Cash Flows (Unaudited)          Six month period ended
                                                   June 30,1996
                                                    (thousands)
Cash flows from operating activities:
Net income                                           $ 12,716
Adjustments to reconcile net income to net
cash provided by operating activities:
Issuance - policy loans, excluding
universal life-type insurance                            (946)
Repayment - policy loans, excluding
universal life-type insurance                             704
Change in accrued investment income                       452
Change in deferred policy acquisition
costs, net                                             (4,598)
Change in liabilities for future policy
benefits for traditional life, disability
income and long-term care insurance                     1,294
Change in policy claims and other
policyholders' funds                                   (4,045)
Change in deferred income taxes                           629
Change in other liabilities                             3,435
Amortization of premium (accretion
of discount), net                                        (202)
Net realized gain on investments                          985
Premiums related to universal life-type
insurance                                              13,872
Surrenders and death benefits related to
universal life-type insurance                          (9,721)
Interest credited to account balances related
to universal life-type insurance                        3,665
Policyholder and contractholder
charges, non-cash                                      (3,735)
Other, net                                             (1,579)
Net cash provided by operating activities              12,926
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                                  --
Maturities, sinking fund payments and calls            21,830
Sales                                                   9,035
Fixed maturities available for sale:
Purchases                                             (39,264)
Maturities, sinking fund payments and calls            33,786
Sales                                                  12,866
Other investments, excluding policy loans:
Purchases                                             (14,418)
Sales                                                   3,328
Change in amounts due to brokers                       (3,996)
Net cash provided by investing activities            $ 23,167

Cash flows from financing activities:
Activity related to investment contracts:
Considerations received                              $ 46,952
Surrenders and death benefits                        (103,909)
Interest credited to account balances                  29,490
Issuance - policy loans, universal life-type
insurance                                              (2,247)
Repayment - policy loans, universal life-type
insurance                                               1,621
Cash dividend to parent                                (8,000)
Net cash used in financing activities                 (36,093)
Net increase (decrease) in cash and cash
equivalents                                                --
Cash and cash equivalents at beginning
of period                                                  --
Cash and cash equivalents at end of period           $     --

See accompanying notes.

PAGE 69
IDS Life Insurance Company of New York
Notes to Financial Statements
June 30, 1996 ($ Thousands) (Unaudited)

1.   General

In the opinion of the management of IDS Life Insurance Company of New York (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of June 30, 1996, and the related statement of income and statement of cash flows for the six months ended June 30, 1996.

The Company is a wholly owned subsidiary of IDS Life Insurance
Company which is a wholly owned subsidiary of American Express
Financial Corporation which is a wholly owned subsidiary of American Express Company.

2.   Nature of business

The Company is engaged in the life insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It sells various forms of fixed and variable individual life insurance, disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

3.  Statements of cash flows

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents.
These securities are carried principally at amortized cost which approximates market value.

Cash paid for interest on borrowings totaled $211 for the six months ended June 30, 1996. Cash paid for income taxes totaled
$8,319 for the six months ended June 30, 1996.

4.  Commitments and contingencies

The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.
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PAGE 70
STATEMENT OF DIFFERENCES

Difference                             Description

1)  Headings.                          1)  The headings in the
                                           prospectus are placed
                                           in a strip at the top
                                           of the page.

2)  Footnotes for charts and           2)  The footnotes for each
    graphs are described at                chart or graph are typed
    the left margin.                       below the description of
                                           the chart or graph.

3)  Management fees and                3)  Two of the figures on
    other expenses.                        page 9 of the prospectus
                                           have changed since the
                                           last filing, under the
                                           heading, "Templeton
                                           Developing Markets."